PROXY VOTING RESULTS
A special meeting of Madison Mosaic shareholders was held on March 27, 2013, at which shareholders voted on and approved the following proposals to reorganize one or more Madison Mosaic Funds, each a Selling Fund, into a corresponding fund of Madison Funds, each a Buying Fund. The results are described below.
Selling Fund Madison Mosaic Government Money Market Trust, Government Money Market Trust Class Y
Buying Fund Madison Funds, Madison Cash Reserves Fund Class
A
FOR:96.332 AGAINST:2.049 ABSTAIN:1.619
Selling Fund Madison Mosaic Tax-Free Trust, Virginia Tax-Free
Fund Class Y
Buying Fund Madison Funds, Madison Tax-Free Virginia Fund
Class Y
FOR:89.135 AGAINST:3.965 ABSTAIN:6.900
Selling Fund Madison Mosaic Tax-Free Trust, Tax-Free National
Fund Class Y
Buying Fund Madison Funds, Madison Tax-Free National Fund
Class Y
FOR:88.488 AGAINST:8.658 ABSTAIN:2.854
Selling Fund Madison Mosaic Income Trust, Government Fund
Class Y
Buying Fund Madison Funds, Madison Government Bond Fund
Class Y
FOR:92.191 AGAINST:3.178 ABSTAIN:4.631
Selling Fund Madison Mosaic Income Trust, Institutional Bond
Fund Class Y
Buying Fund Madison Funds, Madison High Quality Bond Fund
Class Y
FOR:99.818 AGAINST:0.170 ABSTAIN:0.012
Selling Fund Madison Mosaic Income Trust, Core Bond Fund
Class Y and Class R6
Buying Fund Madison Funds, Madison Core Bond Fund Class Y and Class R6
FOR:91.129 AGAINST:2.156 ABSTAIN:6.715
Selling Fund Madison Mosaic Income Trust, Investment Grade Corporate Bond Fund Class Y
Buying Fund Madison Funds, Madison Corporate Bond Fund
Class Y
FOR:100.000 AGAINST:0.000 ABSTAIN:0.000
Selling Fund Madison Mosaic Equity Trust, Dividend Income
Fund Class Y
Buying Fund Madison Funds, Madison Dividend Income Fund
Class Y
FOR:98.123 AGAINST:1.179 ABSTAIN:0.698
Selling Fund Madison Mosaic Equity Trust, Disciplined Equity Fund Class Y and Class R6
Buying Fund Madison Funds, Madison Disciplined Equity Fund
Class Y and Class R6
FOR:99.971 AGAINST:0.015 ABSTAIN:0.014
Selling Fund Madison Mosaic Equity Trust, Investors Fund Class
Y
Buying Fund Madison Funds, Madison Investors Fund Class Y FOR:97.020 AGAINST:1.840 ABSTAIN:1.140
Selling Fund Madison Mosaic Equity Trust, Mid-Cap Fund Class Y and Class R6
Buying Fund Madison Funds, Madison Mid Cap Fund Class Y and
Class R6
FOR:97.239 AGAINST:0.895 ABSTAIN:1.866
Selling Fund Madison Mosaic Equity Trust, NorthRoad International Fund Class Y and Class R6
Buying Fund Madison Funds, Madison NorthRoad International
Fund Class Y and Class R6
FOR:99.874 AGAINST:0.021 ABSTAIN:0.105